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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 1995
                                                         -----------------------

                               CISCO SYSTEMS, INC.
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               (Exact name of registrant as specified in charter)

           California                 0-18225                 77-0059951
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

   170 West Tasman Drive, San Jose, California                     95134
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(Address of principal executive offices)                         (Zip Code)

   Company's telephone number, including area code: (408) 526-4000
                                                    ----------------------------

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         (Former name or former address, if changed since last report.)


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ITEM  2.         ACQUISITION OR DISPOSITION OF ASSETS.

                 (a) On November 3, 1995, the Registrant acquired Grand Junction Networks, Inc., a California corporation ("Grand"), by the statutory merger (the "Merger") of a wholly-owned subsidiary of the Registrant, Everest Acquisition Corporation, a California corporation ("Sub"), with and into Grand. The Merger was accomplished pursuant to the Agreement and Plan of Reorganization dated as of September 26, 1995, among the Registrant, Grand and Sub, and a related Agreement of Merger (collectively, "Merger Agreements"). The Merger of Sub with and into Grand occurred following the approval by written consent of the Merger Agreements by the shareholders of Grand and satisfaction of certain other closing conditions. As a result of the Merger, the Registrant became the owner of 100% of the issued and outstanding common stock of Grand, and each outstanding share of Grand Common Stock (after conversion of Grand's Preferred Stock into Common Stock) was converted into .3706197 of a share of the Registrant's Common Stock. The terms of the Merger Agreements were the result of arm's-length negotiations among the parties.

                     A total of approximately 5,000,000 shares of the Registrant's Common Stock will be issued to former Grand shareholders, optionholders and warrantholders in exchange for the acquisition by Sub of all outstanding Grand capital stock and all unexpired and unexercised options to acquire Grand capital stock. The shares issued to Grand shareholders were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Section 3(a)(10) thereof. Grand stock options to purchase Grand Common Stock were assumed by the Registrant and remain outstanding as options to purchase shares of the Registrant's Common Stock.

                 (b) Grand is a leader in providing high performance, cost-effective solutions for desktop connectivity. Grand's FastLink product line reduces network congestion by providing Ethernet network segmentation through switching and higher data transmissions speeds through the use of Fast Ethernet. Grand's products provide the large installed base of Ethernet users with an Ethernet-based solution for high speed desktop connectivity. The Registrant intends to continue such business.


                                       2.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a) Financial Statements of Businesses Acquired.  Not applicable.

               (b) Pro Forma Financial Information.  Not applicable.

               (c) Exhibits:

               Exhibit
               Number
               -------
                20.1            Press Releases of the Registrant dated September 27, 1995 and November 6, 1995.


                                       3.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CISCO SYSTEMS, INC.

Dated:  November 28, 1995                          By: /s/ Larry R. Carter
                                                      --------------------------
                                                       Larry R. Carter,
                                                       Chief Financial Officer
                                                       and Secretary


                                       4.
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                                  EXHIBIT INDEX


                             DESCRIPTION OF DOCUMENT

Exhibit
Number
-------
20.1             Press Releases of the Registrant dated September 27, 1995
                 and November 6, 1995   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                       5.